Prospectus supplement dated September 4, 2015
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, and America's marketFlex Edge Annuity prospectus dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 30, 2015, the Direxion Insurance Trust - Direxion VP Indexed Commodity Strategy Fund, Direxion Insurance Trust - Direxion VP Indexed Managed Futures Strategy Fund, and Direxion Insurance Trust - Dynamic VP HY Bond Fund will be liquidated.
Any remaining account value allocated to the Funds will be transferred to the appropriate class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund on October 30, 2015.
PROS-0304